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                     SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549

                    -----------------------------------

                                 FORM 8-K/A

                               CURRENT REPORT

                   PURSUANT TO SECTION 13 OR 15(D) OF THE
                      SECURITIES EXCHANGE ACT OF 1934

                    ------------------------------------

DATE OF REPORT:    SEPTEMBER 9, 2004

DATE OF EARLIEST EVENT REPORTED:    JUNE 11, 2004

                              COMMSCOPE, INC.
           (Exact name of registrant as specified in its charter)


      DELAWARE                  1-12929                    36-4135495
  (State or other      (Commission File Number)         (I.R.S. Employer
  jurisdiction of                                    Identification Number)
   incorporation)
                          1100 COMMSCOPE PLACE, SE
                                P.O. BOX 339
                       HICKORY, NORTH CAROLINA 28602

                  (Address of principal executive offices)

REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:          (828) 324-2200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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

     CommScope, Inc. is filing this Amended Current Report on Form 8-K/A for the sole purpose of refiling Exhibit 10.2.

Item 9.01.  Financial Statements and Exhibits.
            ---------------------------------

            (c)   Exhibit     Description
                  -------     -----------

                  4.1* Letter Agreement, dated June 14, 2004, by and between The Furukawa Electric Co., Ltd. and CommScope, Inc.
                  10.1* Assignment, dated June 11, 2004, by and between CommScope, Inc. and CommScope Optical Technologies, Inc.
                  10.2 Optical Fiber Supply Agreement, dated as of June 14, 2004, between Commscope, Inc. of North Carolina and OFS Fitel, LLC. Portions of this exhibit have been omitted pursuant to an application for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.
                  10.3* Amendment No. 2, dated as of June 14, 2004, to the Amended and Restated Memorandum of Understanding dated as of November 15, 2001, as amended by Amendment No. 1 dated as of October 9, 2002, by and between The Furukawa Electric Co., Ltd. and CommScope Optical Technologies, Inc.
                  10.4* Second Amendment, dated as of June 14, 2004, to the Revolving Credit Agreement dated as of November 16, 2001, as amended by the First Amendment dated as of October 9, 2002, by and between CommScope Optical Technologies, Inc. and OFS BrightWave, LLC.
                  99.1* CommScope, Inc. press release relating to the restructuring of its relationship with The Furukawa Electric Co, Ltd. dated June 15, 2004.

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                  *  Previously filed.

                                 SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on behalf of the undersigned hereunto duly authorized.

     Dated: September 9, 2004


                              COMMSCOPE, INC.


                              By:  /s/ Frank B. Wyatt, II
                                   ----------------------------------
                                   Frank B. Wyatt, II
                                   Senior Vice President, General Counsel and
                                   Secretary

                             Index of Exhibits

Exhibit No.                        Description
-----------                        -----------

 4.1* Letter Agreement, dated June 14, 2004, by and between The Furukawa Electric Co., Ltd. and CommScope, Inc.
10.1* Assignment, dated June 11, 2004, by and between CommScope, Inc. and CommScope Optical Technologies, Inc.
10.2 Optical Fiber Supply Agreement, dated as of June 14, 2004, between Commscope, Inc. of North Carolina and OFS Fitel, LLC. Portions of this exhibit have been omitted pursuant to an application for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.
10.3* Amendment No. 2 dated, as of June 14, 2004, to the Amended and Restated Memorandum of Understanding dated as of November 14, 2001, as amended by Amendment No. 1 dated as of October 9, 2002, by and between The Furukawa Electric Co., Ltd. and CommScope Optical Technologies, Inc.
10.4* Second Amendment, dated as of June 14, 2004, to the Revolving Credit Agreement dated as of November 16, 2001, as amended by the First Amendment dated as of October 9, 2002, by and between CommScope Optical Technologies, Inc. and OFS BrightWave, LLC.
99.1* CommScope, Inc. press release relating to the restructuring of its relationship with The Furukawa Electric Co, Ltd. dated June 15, 2004.


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*   Previously filed.